ALLIANCE SHORT-TERM MULTI-MARKET TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the Alliance Short-Term Multi-Market Trust, for the semi-annual reporting period ended April 30, 1998. The Fund is designed for investors who seek the highest level of current income that is available from a portfolio of high-quality, global short-term (0-3 year maturity) debt.


MARKET OVERVIEW
Over the six-month period under review, the U.S. economy continued its healthy expansion, coupled with low inflation; this in spite of economic turmoil in East Asia. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP) growth, a standard measure of economic growth, grew 4.8%, an increase from the fourth quarter of 1997. In addition, the Consumer Price Index
(CPI), a measure of inflation, recorded a 10 year low 1.4% increase over the 12 months ended in April, despite the tightest labor market in 28 years. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

Through December of 1997, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the safety of U.S. Treasuries. When overseas markets stabilized in January, and investor focus shifted to short-term expectations of U.S. monetary policy, the market began trading within a 30 basis point range until the end of the period. Over the entire period, two year Treasury yields decreased slightly from 5.61% to 5.57% and 30-year yields decreased from 6.15% to 5.95%. Sighting low inflation and slowing demand from Asia, the Federal Reserve left interest rates unchanged.

In most developed countries outside of the U.S., growth remained positive while inflation declined. European bond markets outperformed all other regions of the world including the U.S., on a hedged basis. Modestly improving growth prospects were offset by benign inflation as 11 countries, including Spain and Italy, were formally recommended for membership in the European Monetary Union. East Asian bond markets were the worst performing over the period. In Japan, the already precarious economic recovery was further jeopardized by deepening economic and financial turmoil in the region. In Australia, economic growth remained strong but weak consumer surveys, falling commodity prices, and the government's announcement that it will repurchase more of its debt, moved bond prices higher.

Despite the temporary sell-off caused by the events in East Asia, emerging market debt remained the best performing bond market sector over the period, followed by high yield and fully hedged non-U.S. dollar denominated sovereign debt. With interest rates trading in a relatively narrow range for much of the period, investors aggressively pursued yield opportunities.


INVESTMENT STRATEGY
Over the period under review, we underweighted the U.S. bond market in order to pursue investment opportunities in foreign markets. Within the non-U.S. dollar sector, we were overweighted in Europe. Most notably, we held positions in Italy and Spain for much of the period. As European Monetary Union approaches, debt from both of these countries has been gaining in value. In addition, we held positions in Swedish and Australian government bonds. Both of these countries export heavily to Asia, and their economies are expected to slow as Asian growth slows, thus driving up the value of their debt. We recently sold our Australian holdings after concluding that they had reached thier full price potential. In the emerging markets, we maintained positions in Poland and Mexico because both of these countries continue to benefit from strong economic fundamentals.


INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the past six and 12-month periods ended April 30, 1998. For comparison, we have included the Merrill Lynch 1-3 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 27 funds with similar investment objectives.

Over the six-month period under review, the Fund outperformed its benchmark and its peers due to underweighting the U.S. market, which performed poorly relative to other markets. In addition, holdings in Euro


1


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

pean markets, particularly Italy, Spain and Sweden, three of the top performing developed bond markets during the period under review, helped performance. As mentioned above, Italian and Spanish debt have been gaining in value as they approach European Monetary Union. Swedish debt has appreciated as its economy slows due to slowing exports to Asia. Also, your Fund's holdings in the emerging markets, Poland and Mexico, which outperformed the U.S. market, enhanced performance.

INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                           TOTAL RETURNS
                                       6 MONTHS      12 MONTHS
                                       --------      ---------
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
  Class A                                3.42%          6.10%
  Class B                                3.03%          5.31%
  Class C                                3.03%          5.31%

MERRILL LYNCH 1-3 YEAR GOVERNMENT
  BOND INDEX                             2.90%          7.15%

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                   1.87%          4.99%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 27 FUNDS FOR BOTH THE SIX- AND 12-MONTH PERIODS ENDED APRIL 30, 1998. THE AVERAGE HAS GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of April 30, 1998, the Fund's total investments based on issuing country were distributed as follows:


PORTFOLIO DISTRIBUTION BY COUNTRY

THE NETHERLANDS 2.8%
FRANCE 3.8%
POLAND 4.9%
UNITED STATES 22.1%
SPAIN 5.4%
NORWAY 5.3%
SWEDEN 6.0%
GERMANY 16.3%
MEXICO 6.1%
NEW ZEALAND 7.5%
ITALY 11.0%
DENMARK 8.8%


ECONOMIC OUTLOOK
We anticipate global growth will be slower, and inflation pressures will continue to be muted, as Asia exports cheaper goods to the world and imports less from abroad. With global inflation under control and global growth at risk, we expect monetary policy to remain substantially unchanged for most of 1998 in the U.S., Germany and Japan. In the U.S., growth is expected to slow throughout the second quarter and perhaps into the third quarter. U.S. interest rates will remain in their recent trading range, with the 30-year Treasury yield centered around 6.0%.

European growth is expected to increase over 1997 levels in most countries, reaching 2.5% to 3.0%, despite the drag on growth resulting weakness in Asia. In Japan, policy inaction and the economic consequences of Asia's slowdown, are damaging investor confidence and further weakening Japan's growth prospects; Japan's GDP is expected to be negative in 1998. There are concerns that a deflationary cycle could take hold in Japan. Japanese investors will focus on the effect of the latest stimulus package on consumers and on the need for structural reforms to encourage efficient capital flows.

Emerging market debt price volatility remains quite high, as renewed turmoil in Asia has heightened investor concern about all higher yielding asset classes. However, we remain positive in our view on Latin America. Although tougher competition and falling demand from Asia will


2


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

slow Latin American economies, we still anticipate healthy growth in the region. In particular, we favor Mexico. In Eastern Europe, we continue to view Poland positively because it continues to have strong economic fundamentals and remains committed to economic reform. Also, Poland will likely be the first Eastern European country to join the European Union.

Thank you for your continued interest and investment in Alliance Short-Term Multi-Market Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Alliance Short-Term Multi-Market Trust seeks the highest level of current income consistent with investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. dollar denominated securities.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.10%          1.61%
Five Years                     4.22%          3.32%
Since Inception*               6.00%          5.49%
SEC Yield**                    5.17%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.31%          2.36%
Five Years                     3.44%          3.44%
Since Inception*(a)            4.86%          4.86%
SEC Yield**                    4.65%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.31%          4.33%
Five Years                     3.44%          3.44%
Since Inception*               3.44%          3.44%
SEC Yield**                    4.64%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31,
1998)

                               CLASS A        CLASS B        CLASS C
                               -------        -------        -------
1 Year                          1.10%          1.82%          3.78%
5 Years                         3.32%          3.44%           n/a
Since Inception                 5.47%          4.83%          3.37%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception: 5/5/89, Class A; 2/5/90, Class B; 5/3/93, Class C.

**   Yields are for the 30 days ended April 30, 1998.

(a)  Assumes conversion of Class B shares into Class A shares after 6 years.

n/a: not applicable


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
DENMARK-8.8%
GOVERNMENT OBLIGATION-8.8%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $41,375,880)                DKK         258,000    $  41,491,819

FRANCE-3.7%
GOVERNMENT OBLIGATION-3.7%
Government of France
  7.75%, 4/12/00 (a)
  (cost $17,884,433)                FRF         100,000       17,709,200

GERMANY-16.1%
DEBT OBLIGATIONS-8.3%
Bayerische Landesbank
  6.00%, 10/15/98 (a)               US$          20,000       20,009,200
Bremer Landesbank
  6.38%, 12/29/99 (a)                            19,500       19,566,651
                                                             ------------
                                                              39,575,851

GOVERNMENT OBLIGATION-7.8%
Government of Germany
  5.75%, 8/22/00 (a)                DEM          64,000       36,792,064

Total German Securities
  (cost $77,236,330)                                          76,367,915

ITALY-10.9%
GOVERNMENT OBLIGATION-10.9%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $50,637,325)                ITL      89,000,000       51,474,148

MEXICO-6.1%
GOVERNMENT OBLIGATIONS-6.1%
Mexican Treasury Bills
  17.325%, 3/11/99 (a)(b)           MXP         116,630       11,686,312
  20.05%, 9/24/98 (a)(b)                         48,506        5,300,289
  23.30%, 1/14/99 (a)(b)                        113,113       11,680,470

Total Mexican Securities
  (cost $29,236,464)                                          28,667,071

NETHERLANDS-2.7%
DEBT OBLIGATION-2.7%
Arkaig Finance FRN
  5.66%, 3/19/99 (a)
  (cost $12,999,369)                US$          13,000       12,998,700

NEW ZEALAND-7.4%
DEBT OBLIGATION-4.5%
International Bank For
  Reconstruction & Development
  7.00%, 9/18/00 (a)                 NZ$         39,600       21,579,842

GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00 (a)                             25,060       13,628,493

Total New Zealand Securities
  (cost $41,155,618)                                          35,208,335

NORWAY-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Norway
  9.00%, 1/31/99 (a)
  (cost $29,268,034)                NOK         180,000       24,908,618

POLAND-4.9%
GOVERNMENT OBLIGATION-4.9%
Government of Poland
  Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $23,138,999)                PLN          86,000       23,175,563

SPAIN-5.3%
GOVERNMENT OBLIGATION-5.3%
Government of Spain
  6.75%, 4/15/00 (a)
  (cost $25,260,748)                ESP       3,705,000       25,374,716

SWEDEN-5.9%
GOVERNMENT OBLIGATION-5.9%
Kingdom of Sweden
  10.25%, 5/05/00 (a)
  (cost $28,778,269)                SEK         198,000       28,118,707

UNITED STATES-21.8%
DEBT OBLIGATION-3.2%
Federal Business Development Bank
  6.38%, 5/21/99 (a)                US$          15,000       15,041,805


5


PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCY
OBLIGATION-4.1%
FNMA Global
  7.00%, 9/26/00 (a)                NZ$          36,000    $  19,584,841

TIME DEPOSITS-14.5%
Deutsche Bank
  5.56%, 5/01/98                    US$          17,200       17,200,000
Dresdner Bank
  5.44%, 5/01/98                                 17,300       17,300,000
Republic National Bank
  5.38%, 5/01/98                                 17,200       17,200,000
Wachovia National Bank
  5.40%, 5/01/98                                 17,200       17,200,000
                                                             ------------
                                                              68,900,000

Total United States Securities
  (cost $106,676,341)                                        103,526,646

TOTAL INVESTMENTS-98.9%
  (cost $483,647,810)                                      $ 469,021,438
Other assets less liabilities-1.1%                             5,424,204

NET ASSETS-100%                                            $ 474,445,642


(a) Securities, or a portion thereof, with an aggregate market value of $400,121,438 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary of Terms:
     FNMA  -  Federal National Mortgage Association.
     FRN   -  Floating Rate Note.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $483,647,810)        $ 469,021,438
  Cash, at value (cost $40,309)                                         40,321
  Receivable for investment securities sold                         88,212,894
  Interest receivable                                                8,843,742
  Receivable for capital stock sold                                    118,857
  Prepaid expenses                                                      22,618
  Total assets                                                     566,259,870

LIABILITIES
  Payable for investment securities purchased                       68,900,000
  Payable for capital stock redeemed                                19,915,617
  Unrealized depreciation of forward exchange currency contracts     1,525,335
  Dividend payable                                                   1,035,012
  Advisory fee payable                                                 217,684
  Distribution fee payable                                             142,745
  Accrued expenses                                                      77,835
  Total liabilities                                                 91,814,228

NET ASSETS                                                       $ 474,445,642

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     628,663
  Additional paid-in capital                                       565,018,089
  Distributions in excess of net investment income                    (629,345)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (74,464,818)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (16,106,947)
                                                                 $ 474,445,642

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($433,524,820 / 57,446,686 shares of
    capital stock issued and outstanding )                              $ 7.55
  Sales Charge--4.25% of public offering price                             .34
  Maximum offering price                                                $ 7.89

  CLASS B SHARES
  Net asset value and offering price per share
     ($35,821,620 / 4,744,078 shares of
     capital stock issued and outstanding )                             $ 7.55

  CLASS C SHARES
  Net asset value and offering price per share
     ($5,099,202 / 675,492 shares of
     capital stock issued and outstanding )                             $ 7.55


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $  19,988,866

EXPENSES
  Advisory fee                                   $   1,368,903
  Distribution fee - Class A                           653,480
  Distribution fee - Class B                           283,478
  Distribution fee - Class C                            27,245
  Transfer agency                                      630,351
  Custodian                                            251,754
  Printing                                              80,185
  Audit and legal                                       68,439
  Administrative                                        67,556
  Registration                                          35,661
  Directors' fees                                       11,294
  Miscellaneous                                          7,909
  Total expenses                                     3,486,255
  Net investment income                                             16,502,611

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (1,513,847)
  Net realized gain on foreign
    currency transactions                                            2,917,151
  Net change in unrealized depreciation of:
    Investments                                                     (2,818,819)
    Foreign currency denominated
      assets and liabilities                                         1,050,028
  Net loss on investments and
    foreign currency transactions                                     (365,487)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  16,137,124


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                             SIX MONTHS ENDED      YEAR ENDED
                                              APRIL 30, 1998       OCTOBER 31,
                                                (UNAUDITED)            1997
                                             ----------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                     $  16,502,611        $  37,971,768
  Net realized gain on investments and
    foreign currency transactions               1,403,304           14,947,984
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                            (1,768,791)         (16,422,918)
  Net increase in net assets
    from operations                            16,137,124           36,496,834

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (17,190,896)         (26,750,517)
    Class B                                    (1,965,696)         (10,757,851)
    Class C                                      (193,009)            (463,400)
  Distributions in excess of net
    investment income
    Class A                                            -0-          (5,444,465)
    Class B                                            -0-          (2,290,363)
    Class C                                            -0-             (99,203)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (49,403,817)        (133,313,290)
  Total decrease                              (52,616,294)        (142,622,255)

NET ASSETS
  Beginning of year                           527,061,936          669,684,191
  End of period (including
    undistributed net investment
    income of $2,217,645 at
    October 31, 1997)                       $ 474,445,642        $ 527,061,936


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $67,556 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $442,378 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $55,500, $11,765 and $803 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively for the six months ended April 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,354,891 and $1,497,757 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $55,950,389 and $69,712,138 respectively,


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

for the six months ended April 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,237,719 and gross unrealized depreciation of investments was $15,864,091 resulting in net unrealized depreciation of $14,626,372 (excluding foreign currency transactions).

At October 31, 1997, the Fund had a capital loss carryforward of $75,868,122 of which $35,161,555 expires in the year 2001, $20,009,696 expires in the year 2002, $19,803,737 expires in the year 2003, and $893,134 expires in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                       U.S. $
                         CONTRACT     VALUE ON        U.S. $       UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   -----------      -------     --------------
FORWARD EXCHANGE
CURRENCY BUY
CONTRACTS
Deutsche Marks,
  settling 6/17/98        27,500 $  15,133,755   $  15,365,060       $ 231,305
New Zealand Dollars,
  settling 6/17/98         7,000     3,903,900       3,873,072         (30,828)
FORWARD EXCHANGE
CURRENCY SALE
CONTRACTS
British Pounds,
  settling 5/18/98         6,900    11,632,851      11,532,291         100,560
Deutsche Marks,
  settling 8/20/98       218,597   122,199,965     122,559,109        (359,144)
French Francs,
  settling 7/15/98       140,281    23,099,055      23,434,246        (335,191)
Italian Lira,
  settling 6/26/98    88,961,436    49,423,020      50,253,106        (830,086)


12


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                       U.S. $
                         CONTRACT     VALUE ON        U.S. $       UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   -----------      -------     --------------
Japanese Yen,
  settling 6/17/98     1,959,375   $15,239,279   $  14,890,690    $    348,589
New Zealand Dollars,
  settling 6/17/98       109,497    60,004,580      60,584,478        (579,898)
Swedish Krona,
  settling 6/16/98       225,599    29,109,512      29,180,154         (70,642)
                                                                  $ (1,525,335)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1998.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to


13


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1998.


NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    APRIL 30, 1998  OCTOBER 31,  APRIL 30, 1998   OCTOBER 31,
                      (UNAUDITED)      1997        (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           46,410,522    20,007,841   $ 351,026,045   $ 154,082,776
Shares issued in
  reinvestment of
  dividends            1,031,378     1,857,373       7,807,225      14,312,559
Shares converted
  from Class B         6,389,346    17,843,352      48,406,991     136,483,754
Shares redeemed      (53,568,297)  (32,561,526)   (405,125,298)   (249,890,813)
Net increase             262,949     7,147,040    $  2,114,963   $  54,988,276

CLASS B
Shares sold              317,760       803,873   $   2,407,101   $   6,210,307
Shares issued in
  reinvestment of
  dividends              138,923       796,386       1,052,393       6,151,796
Shares converted
  to Class A          (6,389,346)  (17,843,352)    (48,406,991)   (136,483,754)
Shares redeemed         (750,840)   (7,683,116)     (5,699,141)    (60,265,644)
Net decrease          (6,683,503)  (23,926,209)  $ (50,646,638)  $(184,387,295)

CLASS C
Shares sold              601,412       206,061   $   4,542,660   $   1,587,233
Shares issued in
  reinvestment of
  dividends                8,561        19,194          64,813         148,090
Shares redeemed         (725,049)     (733,128)     (5,479,615)     (5,649,594)
Net decrease            (115,076)     (507,873)  $    (872,142)  $  (3,914,271)


14


FINANCIAL HIGHLIGHTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                      YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)     1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.59        $7.73        $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(a)       .51(a)       .60(a)       .46(a)       .93          .92
Net realized and unrealized gain (loss)
  on investments and foreign currency
transactions                                      -0-        (.04)         .35         (.98)        (.86)        (.32)
Net increase (decrease) in net asset
  value from operations                          .26          .47          .95         (.52)         .07          .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.30)        (.56)        (.69)          -0-          -0-        (.60)
Distributions in excess of net
  investment income                               -0-        (.05)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.72)        (.61)          -0-
Total dividends and distributions               (.30)        (.61)        (.69)        (.72)        (.61)        (.60)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.42%        6.20%       13.23%       (5.74)%        .84%        6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $433,525     $434,273     $386,545     $320,333     $593,677     $953,571
Ratio to average net assets of:
  Expenses                                      1.31%(c)     1.28%(d)     1.29%        1.23%        1.13%        1.16%
  Net investment income                         6.74%(c)     6.54%        7.85%        7.39%        7.28%        8.26%
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                         YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)     1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.59        $7.73        $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(a)       .45(a)       .54(a)       .41(a)       .94          .87
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .02         (.04)         .35         (.99)        (.93)        (.34)
Net increase (decrease) in net asset
  value from operations                          .23          .41          .89         (.58)         .01          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.45)        (.63)          -0-          -0-        (.53)
Distributions in excess of net
  investment income                               -0-        (.10)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.27)        (.55)        (.63)        (.66)        (.55)        (.53)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on
  net asset value (b)                           3.03%        5.42%       12.34%       (6.50)%        .12%        5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $35,822      $86,785     $273,109     $523,530   $1,003,633  $ 1,742,703
Ratio to average net assets of:
  Expenses                                      2.01%(c)     1.99%(d)     2.00%        1.95%        1.85%        1.87%
  Net investment income                         5.87%(c)     5.83%        7.14%        6.69%        6.58%        7.57%
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


See footnote summary on page 17.


16


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                     MAY 3, 1993(E)
                                               ENDED                    YEAR ENDED OCTOBER 31,                    TO
                                          APRIL 30, 1998 --------------------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.59        $7.73        $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .22(a)       .45(a)       .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .01         (.04)         .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                          .23          .41          .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.45)        (.63)          -0-          -0-        (.26)
Distributions in excess of net
  investment income                               -0-        (.10)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.27)        (.55)        (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.03%        5.42%       12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,099       $6,004      $10,031       $3,416       $8,136       $5,538
Ratio to average net assets of:
  Expenses                                      2.02%(c)     1.99%(d)     1.98%        1.92%        1.83%        1.82%(c)
  Net investment income                         6.05%(c)     5.83%        7.15%        6.66%        6.50%        7.19%(c)
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.27%, 1.98% and 1.98% for Class A, B and C shares, respectively.

(e)  Commencement of distribution.


17


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
JOHN J. KELLEY, VICE PRESIDENT

CHRISTIAN G. WILSON, ASSISTANT VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE SHORT-TERM MULTI-MARKET TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMSR